Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Analogic Corporation (the “Company”) for the fiscal quarter ended October 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Michael L. Levitz, Senior Vice President, Chief Financial Officer, and Treasurer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that, to the best of his knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael L. Levitz
Date: December 10, 2014	Michael L. Levitz
Senior Vice President, Chief Financial Officer, and Treasurer (Principal Financial Officer)